Supplement dated September 8, 2022 to the Natixis Funds Prospectus and Statement of Additional Information dated June 1, 2022, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®
Natixis Sustainable Future 2065 Fund®
(each a “Fund” and, together, the “Funds”)

On September 8, 2022, the Board of Trustees of Natixis Funds Trust IV approved the replacement of the Mirova U.S. Climate Ambition Equity Segment with the AIA U.S. Large Cap Core ESG Segment as part of the Funds’ Principal Investment Strategies, effective October 17, 2022.

Effective October 17, 2022, the Funds will no longer maintain the flexibility to invest in the Mirova U.S. Climate Ambition Equity Segment. Accordingly, all references and corresponding disclosure related to the Mirova U.S. Climate Ambition Equity Segment in the Prospectus and Statement of Additional Information is hereby deleted.

Effective October 17, 2022, the following AIA U.S. Large Cap Core ESG Segment description is added under the heading “U.S. Equity” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Active Index Advisors® (“AIA”) U.S. Large Cap Core ESG Segment – This segment, managed by the Natixis Investment Managers Solutions (“Solutions”) division of Natixis Advisors, consists of a well-diversified portfolio of stocks that is designed to track the performance results and risk characteristics of the S&P 500® Index. Solutions creates the investable universe using third party ESG ratings and controversy scores (i.e., a measurement impacted by a company’s exposure to negative ESG events and/or practices) and invests in companies with above-average ESG risk management practices, aiming to reduce the risks associated with poor ESG risk management practices and severe controversies. Solutions then applies an optimization process that seeks to construct a portfolio of stocks that replicates the characteristics and returns of the index while aiming to keep tracking error low. Solutions may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index or for risk management purposes. The particular securities and weight that Solutions holds in each security are managed in a systematic process that uses a risk model and optimization. The optimization function seeks to replicate the characteristics and returns of the index (i.e., minimize tracking error) while exclusively investing in the universe of companies selected on the basis of ESG characteristics.

Effective October 17, 2022, the first and second paragraphs under the heading “Adviser” within the sub-section “Meet the Funds’ Investment Adviser and Subadvisers” in the section “Management Team” in the Funds’ Prospectus are amended and restated as follows:

Natixis Advisors, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, serves as the adviser to each of the Funds. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. Natixis Advisors, through its Natixis Investment Managers Solutions division, makes investment decisions with respect to the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA U.S. Large Cap Core ESG Segment of each Fund.

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors and (ii) 0.70% of the average daily net assets of any segment managed by any subadviser. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA U.S. Large Cap Core ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.165%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.15%, respectively, of the average daily net assets of such segment. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser.

Effective October 17, 2022, the third paragraph under the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” in the Funds’ Statement of Additional Information is amended and restated as follows:

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors and (ii) 0.70% of the average daily net assets of any segment managed by any subadviser. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA U.S. Large Cap Core ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.165%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.15%, respectively, of the average daily net assets of such segments. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser.

Effective October 17, 2022, the sixth paragraph under the sub-section “Advisory and Subadvisory Agreements” in the section “Investment Advisory and Other Services” in the Funds’ Statement of Additional Information is amended and restated as follows:

Natixis Advisors manages the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA U.S. Large Cap Core ESG Segment of the Funds, oversees the services provided to the Funds by each of the Subadvisers and provides certain administrative services. Subject to the review of the Board, Natixis Advisors monitors each Subadviser to assure that the Subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, other than with respect to the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and AIA U.S. Large Cap Core ESG Segment of the Funds, Natixis Advisors does not determine what investments will be purchased or sold for any Fund. Because Natixis Advisors, Harris Associates, Loomis Sayles, Mirova US and the Underlying Funds manage their portfolio independently from the others, the same security may be held in two or more different Funds (or segments of the same Fund) or may be acquired for one Fund (or segments of the same Fund) at a time when the Adviser or Subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the Adviser, Subadviser or Underlying Fund’s adviser or subadviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser, Subadviser or Underlying Fund’s adviser or subadviser believe continued exposure to the broader securities is appropriate. Because each Natixis Advisors, Harris Associates, Loomis Sayles and Mirova US direct the trading for their segment(s) of the Funds, and do not aggregate their transactions with those of the other Adviser or Subadviser, each Fund may incur higher brokerage costs than would be the case if a single Adviser or Subadviser were managing the entire Fund. Natixis Advisors will provide, or cause the Funds’ custodian to provide, information to each Subadviser regarding the composition of assets of each Fund and the assets to be invested and reinvested by the Subadviser.